Alexis Practical Tactical ETF
Schedule of Investments
August 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 79.3%	Shares	Value
Financial Select Sector SPDR Fund	30,340	$1,638,057
Industrial Select Sector SPDR Fund	10,849	1,649,156
Invesco QQQ Trust Series 1	6,906	3,939,182
Invesco S&P 500 Equal Weight ETF	25,990	4,902,234
iShares 0-5 Year High Yield Corporate Bond ETF	127,023	5,487,394
iShares Global 100 ETF	56,807	6,518,603
iShares MSCI International Momentum Factor ETF	135,633	6,312,360
iShares MSCI USA Momentum Factor ETF	26,898	6,555,850
iShares Short Treasury Bond ETF	24,522	2,709,436
JPMorgan Ultra-Short Income ETF	130,467	6,619,896
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	65,444	6,590,211
SPDR Dow Jones Industrial Average ETF Trust	13,114	5,981,164
SPDR Gold Shares(a)	33,997	10,813,426
SPDR S&P Homebuilders ETF	8,691	990,774
SPDR S&P MidCap 400 ETF Trust	10,982	6,536,047
VanEck Semiconductor ETF	9,759	2,832,940
Vanguard Dividend Appreciation ETF	28,742	6,062,263
Vanguard Growth ETF	12,005	5,505,733
Vanguard Mega Cap Growth ETF	16,839	6,465,502
Xtrackers MSCI EAFE Hedged Equity ETF	129,222	5,870,555
TOTAL EXCHANGE TRADED FUNDS (Cost $83,420,727)		103,980,783

COMMON STOCKS - 13.4%	Shares	Value
Communications - 1.4%
Alphabet, Inc. - Class A	4,286	912,532
Meta Platforms, Inc. - Class A	1,212	895,305
		1,807,837

Consumer Discretionary - 3.3%
Home Depot, Inc.	1,386	563,783
Marriott International, Inc. - Class A	3,292	881,795
Tesla, Inc. (a)	4,893	1,633,626
TJX Cos., Inc.	8,926	1,219,381
		4,298,585

Financials - 0.9%
Visa, Inc. - Class A	3,381	1,189,368

Industrials - 1.0%
Caterpillar, Inc.	3,037	1,272,624

Materials - 0.8%
Freeport-McMoRan, Inc.	23,123	1,026,661

Technology - 6.0%
Apple, Inc.	6,968	1,617,552
Applied Materials, Inc.	7,111	1,143,164
Cisco Systems, Inc.	11,138	769,525
Microsoft Corp.	2,390	1,210,989
NVIDIA Corp.	11,557	2,012,998
Oracle Corp.	5,000	1,130,650
		7,884,878
TOTAL COMMON STOCKS (Cost $12,363,754)		17,479,953

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 4.9%	Par	Value
4.23%, 10/30/2025 (b)	2,500,000	2,483,291
4.14%, 11/06/2025 (b)(c)	1,530,000	1,518,729
4.17%, 01/29/2026 (b)(c)	2,500,000	2,459,646
TOTAL U.S. TREASURY BILLS (Cost $6,458,944)		6,461,666

TOTAL INVESTMENTS - 97.6% (Cost $102,243,425)		127,922,402
Money Market Deposit Account - 5.1% (d)		6,627,463
Liabilities in Excess of Other Assets - (2.7)%		(3,441,709)
TOTAL NET ASSETS - 100.0%		$131,108,156
two		–%
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)	The rate shown is the annualized yield as of August 31, 2025.
(c)	All or a portion of security has been pledged as collateral for written options. The fair value of assets committed as collateral as of August 31, 2025 is $3,978,284.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of August 31, 2025 was 4.11%.

Alexis Practical Tactical ETF
Schedule of Written Options
August 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Call Options - (0.1)% (a)(b)
Apple, Inc., Expiration: 09/19/2025; Exercise Price: $220.00	$(696,420)	(30)	$(42,300)
Freeport-McMoRan, Inc., Expiration: 09/19/2025; Exercise Price: $43.00	(222,000)	(50)	(11,200)
NVIDIA Corp., Expiration: 09/19/2025; Exercise Price: $190.00	(522,540)	(30)	(3,090)
Tesla, Inc., Expiration: 09/19/2025; Exercise Price: $330.00	(667,740)	(20)	(31,500)
TOTAL WRITTEN OPTIONS (Premiums received $75,098)			$(88,090)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of August 31, 2025 (Unaudited)

Alexis Practical Tactical ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$103,980,783	$–	$–	$103,980,783
Common Stocks	17,479,953	–	–	17,479,953
U.S. Treasury Bills	–	6,461,666	–	6,461,666
Total Investments	$121,460,736	$6,461,666	$–	$127,922,402

Liabilities:
Investments:
Written Options	$(88,090)	$–	$–	$(88,090)
Total Investments	$(88,090)	$–	$–	$(88,090)

Refer to the Schedule of Investments for further disaggregation of investment categories.